September 2016 Audentes Corporate Overview NASDAQ: BOLD Exhibit 99.1

Safe Harbor Except for statements of historical fact, any information contained in this presentation may be a forward-looking statement that reflects the Company’s current views about future events and are subject to risks, uncertainties, assumptions and changes in circumstances that may cause events or the Company’s actual activities or results to differ significantly from those expressed in any forward-looking statement. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “plan,” “expect,” “estimate,” “anticipate,” “intend,” “goal,” “strategy,” “believe” and similar expressions and variations thereof. Forward-looking statements include statements regarding the Company’s business strategy; potential growth opportunities; clinical development activities; the timing and results of Investigational New Drug application and Clinical Trial Authorisation submissions; the timing and results of preclinical studies and clinical trials; the nature and timing of potential regulatory approvals; and the likelihood of future commercialization of product candidates. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, the Company cannot guarantee future events, results, actions, levels of activity, performance or achievements, and the timing and results of biotechnology development and potential regulatory approval is inherently uncertain. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, including those described under the heading “Risk Factors” in documents the Company has filed with the SEC. These forward-looking statements speak only as of the date of this presentation, and the Company undertakes no obligation to revise or update any forward-looking statements to reflect events or circumstances after the date hereof. Certain information contained in this presentation may be derived from information provided by industry sources. We believe such information is accurate and that the sources from which it has been obtained are reliable. However, we cannot guarantee the accuracy of, and have not independently verified, such information. The trademarks included herein are the property of the owners thereof and are used for reference purposes only. Such use should not be construed as an endorsement of such products.

Audentes Therapeutics Developing gene therapy products to transform the lives of rare disease patients with limited or no treatment options Rare disease and AAV gene therapy strategic focus Internal manufacturing provides core strategic advantage Focused selection criteria for current and future programs Proven management team and leading life sciences investors Preliminary clinical data from three programs expected in 2017

Matthew Patterson President and Chief Executive Officer Natalie Holles Senior VP and Chief Operating Officer Thomas Soloway Senior VP and Chief Financial Officer Suyash Prasad, M.D. Senior VP and Chief Medical Officer John Gray, Ph.D. Senior VP, Research and Development Mary Newman Senior VP, Regulatory Affairs David Nagler Senior VP, Human Resources and Corporate Affairs Audentes Therapeutics Leadership Team with Outstanding Experience 77 employees based in San Francisco Bay Area as of June 30, 2016

AAV Gene Therapy

Gaining momentum as a therapeutic modality

- Multiple 2016 Sector Catalysts
  - Hemophilia A&B
  - Choroideremia
  - Parkinson's
  - Spinal Muscular Atrophy
  - X-linked Retinoschisis
  - Sanfilippo B

- AAV9-SMN for SMA Type 1
  - A devastating rare disease affecting infants
  - Compelling proof-of-concept for treating neuromuscular disease with systemic AAV gene therapy
  - Encouraging safety and efficacy demonstrated in ongoing Phase 1/2 clinical trial
  - Disease state, dose and ROA comparable to Audentes approaches to XLMTM and Pompe

Bloomberg

Spark Surges After Gene Therapy Helps 3 Hemophilia Patients

THE WALL STREET JOURNAL.

Gene Therapy for Visually Impaired Shows Promise

Spark to seek FDA approval for treatment, which could make it first gene therapy to reach U.S. market

SMA NEWS TODAY



AveXis Releases Favorable Data in Ongoing Phase 1 Test of SMA Gene Therapy, AVXS-101

The NEW ENGLAND JOURNAL of MEDICINE

Long-Term Safety and Efficacy of Factor IX Gene Therapy in Hemophilia B

FierceBiotech

BioMarin says hemophilia A gene therapy data 'encouraging'

THE WALL STREET JOURNAL.

Pfizer to Buy Gene-Therapy Company Bamboo Therapeutics

5

AUDENTES THERAPEUTICS CORPORATE PRESENTATION

Focused Approach to Product Candidate Selection Value Drivers Audentes Approach High-value targets Serious life-threatening rare diseases with limited or no treatment options Monogenic diseases with well-understood biology High potential for meaningful clinical benefits Leading AAV science Well-characterized vector capsids which penetrate target tissues Optimized expression constructs In-house process science and manufacturing Reduced development risk Proof-of-concept in robust animal models Clear clinical efficacy measures Opportunities for expedited development through established regulatory pathways

Robust Pipeline

Product Candidate *(Indication)*	Stage of Development				Planned IND/ CTA Submission	Preliminary Data Expected	Commercial Rights
	Discovery	Lead Optimization	IND- Enabling	Phase 1/2			
AT132 *(XLMTM)*					Q1 2017	Q4 2017	AUDENTES THERAPEUTICS
AT342 *(Crigler-Najjar Syndrome)*					Q4 2016	Q4 2017	AUDENTES THERAPEUTICS
AT982 *(Pompe Disease)*					Q4 2016	H2 2017	AUDENTES THERAPEUTICS
AT307 *(CASQ2-CPVT)*					2017		AUDENTES THERAPEUTICS

7 AUDENTES THERAPEUTICS CORPORATE PRESENTATION

Internal manufacturing capability is a significant advantage in AAV field Superior control over timelines, costs, and intellectual property Opportunity for rapid addition of new programs Audentes facility established and on-line 38,000 square foot cGMP manufacturing facility in South San Francisco 2 x 500L bioreactor scale in first GMP suite In-house QC lab for critical release assays Additional capacity (~5,000L) possible in existing lease footprint Planned to be capable of commercial production Internal cGMP manufacturing capability

Audentes Manufacturing Positioned for Leadership in AAV Production Mammalian cell-based production Natural host for AAV Significant regulatory history with HEK293 Robust, industrial scale suspension culture system Proprietary downstream purification optimizes product quality and purity Initial capacity adequate for clinical needs Engineering runs ongoing at 2 x 500L scale GMP production expected Q4:16 Significant investment in bioanalytics Essential for ongoing process and product characterization Improves chances products have optimal safety and efficacy outcomes Facilitates regulatory process related to future improvements Continued focus on process improvements and future scale- up and expansion Robust process development research team focusing on next-generation mammalian production systems to optimize process yield and product quality Larger scale bioreactors Additional production suites

AT132 X-linked myotubular myopathy

Serious, life-threatening rare disease Significant impairment of respiratory and neuromuscular function Estimated 50% mortality by 18 months Incidence: 1 in 50K newborn males Monogenic, well-understood biology MTM1 gene encodes myotubularin, enzyme required for normal development and function of skeletal muscle Target for AAV gene therapy AAV8 effectively penetrates skeletal muscle Muscle tissue is otherwise healthy Clear clinical measures Respiratory function measured by maximum inspiratory pressure (MIP) Neuromuscular function as measured by validated scales Muscle biopsy Hnia, Beggs, et al. J Clin Invest. 2011, Joshua Frase Foundation. McEntagart, 2002 XLMTM A Fatal Disease with No Treatment Options

A single treatment with AT132 Results In Dramatic Improvement & Survival in XLMTM Mouse and Dog Models M. K. Childers et al., Sci Transl Med, 2014; Buj-Bello, et al. Human Molecular Genetics, 2008; Note: vector dosing numbers have been adjusted from publication as a result of improvements in titration methodology Normal Mice + Placebo MTM + Placebo MTM + AT132 Prototype P ≤ 0.001 P ≤ 0.001 XLMTM Canine Model MTM1 KO Mouse Model Weeks of age Normal (n=13) XLMTM (n=2) XLMTM+AT132 (n=3) 0 50 100 150 0 50 100 Percent survival Untreated MTM1 KO Mice + Placebo, n = 10 MTM1 KO + AT132 (5 weeks), n = 11 MTM1 KO + AT132 (3 weeks), n = 8 Normal Mice + Placebo, n = 10 P ≤ 0.001 Single injection of 3 x 1014 vg/kg AT132 in 3 week and 5 week old MTM1 KO mice Single injection of 2.5 x 1014 vg/kg AT132

Treatment with AT132 Results in Dramatic Improvement and Survival in XLMTM Dogs *Dogs 3, 4 and 5, the three dogs treated in the proof-of-concept canine study, achieved a statistically significant improvement in survival.

AT132 Improves Survival, Neuromuscular and Respiratory Outcomes in a Dose Dependent Manner in XLMTM Dogs

Systemic Delivery Dose-Escalation Study in XLMTM Canine Model

- n=19
- Infusion of AT132 in week 10
- AT132 treated dogs assessed over 45 weeks

Arm	n
Normal	6
XLMTM + Placebo	4
XLMTM 5.0×10^{13} vg/kg	3
XLMTM 2.5×10^{14} vg/kg	3
XLMTM 8.0×10^{14} vg/kg	3

Measure	Dose Dependent Improvement?
Survival	✓
Limb Strength	✓
Respiratory Function	✓
Gait	✓
Neurological Assessment	✓
Histology	✓
Vector Copy Number	✓
Transgene Expression (% of normal)	10%-40% at mid-dose 100% at high-dose

Mack, D., et. al. ASGCT, 2015

14

AUDENTES THERAPEUTICS CORPORATE PRESENTATION

AT132 Clinical Development Planned Path to Phase 1/2 Data RECENSUS Retrospective Chart Review (n=120) XLMTM natural history Historical control for ASPIRO INCEPTUS Clinical Assessment and Phase 1/2 Run-in Study (n=12 to 15) Ongoing, prospective evaluation of disease presentation Longitudinal baseline and within-patient control for ASPIRO Facilitate enrollment and other operational aspects of ASPIRO ASPIRO Phase 1/2 Study (n=9) Open-label, dose escalation, safety and preliminary efficacy study Key efficacy measures: - CHOP-INTEND (neuromuscular) - Mean Inspiratory Pressure (respiratory) Primary analysis at 12 months with interim evaluations Preliminary data expected Q4:17

AT132 for XLMTM Opportunity Summary Robust Preclinical POC Path to Approval Compelling Market Potential Consistent significant impact on muscle function and survival across two models of disease Clear dose-dependent efficacy Strong safety profile IND/CTA planned Q1:17 Preliminary clinical data expected Q4:17 Orphan Drug Designation granted Potential for expedited development & review Devastating rare disease, no therapies approved or in development Functional, survival and QOL benefits to support value story Rare disease drug pricing

AT342 Crigler-Najjar syndrome

Crigler-Najjar Syndrome
A Rare Disease that Leads to Neurological Damage and Death

Serious, life-threatening rare disease	➤ Significant bilirubin accumulation that can lead to irreversible neurological damage and death ➤ Current treatments: > 12 hours/day of phototherapy, liver transplant ➤ Estimated incidence of 1 in 1 million newborns
Monogenic , well-understood biology	➤ UGT1A1 gene encodes enzyme required for bilirubin metabolism and excretion
Target for AAV gene therapy	➤ AAV8 effectively penetrates the liver ➤ Liver tissue is otherwise healthy
Clear clinical measures	➤ Serum bilirubin ➤ Time on phototherapy



Bortolussi et. al, Human Gene Therapy, 2014; Orphanet.com

18

AUDENTES THERAPEUTICS CORPORATE PRESENTATION

AAV8-UGT1A1 Reduces Bilirubin Levels in a Crigler-Najjar Mouse Model

- Single intraperitoneal injection of AAV8-UGT1A1 (3.2×10^{11} vg/mouse) in 4 day old affected mice
- Bilirubin levels remained below the level at which neurological damage is observed for the 17-month study duration
- Results suggest that 5-8% of normal UGT1A1 expression in the liver is sufficient to maintain life-long low bilirubin levels in mouse model



Total Plasma Bilirubin (mg/dL)
15.0
12.5
10.0
7.5
5.0
2.5
0.0
ns
p<0.001
$
ns
p<0.001
#
ns
ns
p<0.001
@
p<0.05
p<0.001
@
p<0.001
p<0.01
@
2 days
1 week
2 weeks
1 month
2 months
17 months
Time post-injection
$ = mice under phototherapy (PT)
# = removed from PT at day 10
@ = removed from PT at day 15
normal mice n=6
CN mice + AAV8-UGT1A1 n=12
CN mice (control) n=11

Bortolussi et al., Human Gene Therapy, 2014

19
AUDENTES THERAPEUTICS CORPORATE PRESENTATION

AT342 Development Plan Planned Path to Phase 1/2 Data Clinical Assessment and Phase 1/2 Run-in Study (n=12 to 15) Prospective evaluation of disease presentation Longitudinal baseline and within-patient control for Phase 1/2 Clinical Study Facilitate enrollment and other operational aspects of Phase 1/2 Clinical Study Phase 1/2 Clinical Study (n=9) Open-label, dose escalation, safety and efficacy study Key efficacy measures: Serum bilirubin Time on phototherapy Primary analysis at 12 months with interim evaluations Preliminary data expected in Q4:17

AT342 for Crigler-Najjar Opportunity Summary Robust Preclinical POC Path to Approval Compelling Market Potential Rapid, significant, and durable reductions in bilirubin and need for phototherapy in mouse model Established safety track record for liver-directed AAV8 therapies IND/CTA planned Q4:16 Preliminary clinical data expected Q4:17 Orphan Drug Designation granted Potential for expedited development & review Devastating disease, current therapies suboptimal, highly burdensome Measurable clinical and QOL benefits to support value story Rare disease drug pricing

AT982 Pompe disease

Pompe Disease
A Rare, Severe, Progressive Neuromuscular Disease

Serious, life-threatening rare disease	➤ Severe muscle weakness, respiratory failure, and in infants, increased cardiac mass and heart failure ➤ Spectrum of disease from severe (infantile/early-onset) to more attenuated (juvenile/late-onset) ➤ Estimated incidence of 1 in 40K
Monogenic, well-understood biology	➤ Gene encodes lysosomal enzyme alpha-glucosidase (GAA), deficiency leads to accumulation of lysosomal glycogen
Target for AAV gene therapy	➤ Efficacy of ERT limited by poor cellular uptake, no neuronal exposure, and immune reaction to exogenous GAA ➤ AAV9 penetrates the heart, muscle and motoneurons
Clear clinical measures	➤ Respiratory function by MIP ➤ Neuromuscular function as measured by validated scales ➤ Muscle biopsy



Lipinksi, Shawn. Molecular Genetics and Metabolism, 2012; Lacana, et al., Amer. J. Medical Genetics, 2012; International Pompe Association, Pompe Community and United Pompe Foundation

23
AUDENTES THERAPEUTICS CORPORATE PRESENTATION

P ≤ 0.0001 P ≤ 0.05 P ≤ 0.001 P ≤ 0.01 P ≤ 0.05 P ≤ 0.001 P ≤ 0.001 P ≤ 0.001 P ≤ 0.001 P ≤ 0.01 P ≤ 0.01 Treatment with AT982 Results In Significant Improvement in Pompe KO Mice Falk et al, Molecular Therapy–Methods & Clinical Development,2015 GAA Activity Total Respiratory Cycle Time Improved (3 mo) PR Interval Restored to Normal (3 mo) P ≤ 0.01 Single injection of 5 x 1012 vg/kg AT982 versus repeated bi-weekly ERT 20 mg/kg

AT982 Development Plan Phase 1/2 proof-of-concept (POC) IND planned Q4:16 Phase 1/2 POC study (n=~8 Pompe adults on ERT) Randomized, blinded, within patient control Intramuscular injection to tibialis anterior (TA) Objectives: Safety and GAA expression after single AT982 injection Exploring potential to re-dose patients utilizing a well-established immunosuppressive protocol Data expected H2:17 Potential future Pompe development Expand to IV administration Explore intrathecal route-of-administration

AT982 for Pompe Opportunity Summary Robust Preclinical POC Path to Approval Compelling Market Potential Significant, durable reductions in GAA, improvements in cardiac, respiratory function Clear improvements over ERT in Pompe mouse model Regulatory guidance obtained, IND planned Q4 2016 Preliminary clinical data expected in 2H 2017 Orphan Drug Designation granted Potential for expedited development & review Devastating disease, current therapies suboptimal and costly Opportunity for clear differentiation from ERT Rare disease drug pricing

AT307 Catecholaminergic polymorphic ventricular tachycardia (CPVT)

CASQ2-CPVT
A Life-Threatening Inherited Arrhythmia



Serious, life-threatening rare disease	➤ Ventricular arrhythmias and sudden death in response to stress and/or exercise ➤ Prevalence estimated at > 6,000 in addressable markets with mortality of 30-50% by age 30
Monogenic , well-understood biology	➤ Autosomal recessive form (CASQ2) : gene encodes calsequestrin 2, essential for normal calcium homeostasis in cardiac myocytes
Target for AAV gene therapy	➤ AAV9 vector capsid effectively penetrates heart tissue ➤ Heart tissue is otherwise healthy
Clear clinical measures	➤ Electrocardiogram during exercise stress test ➤ Episodes of VT and/or syncope

Cerrone et al., Circulation Cardiovascular Genetics, 2012; Napolitano et al., Circulation, 2012; Priori et al. Europace, 2013; GeneReviews: http://www.ncbi.nlm.nih.gov/books/NBK1289/

28
AUDENTES THERAPEUTICS CORPORATE PRESENTATION

AT307 Prototype Prevents VT in Newborn Mice and Reverses VT in Adult Mice A single administration of an AT307 prototype achieved: Near normal levels of CASQ2 protein expression Reduction in pre-arrhythmic events and ventricular tachycardia to normal levels in both newborn and adult mice Denegri et al., Circulation, 2014 Newborn Mice P < 0.001 P < 0.001 P < 0.001 P < 0.001 P < 0.001 P < 0.05 Adult Mice P < 0.001 P < 0.05

AT307 for CASQ2-CPVT Opportunity Summary Robust Proof-of-Concept Path to Approval Compelling Market Potential Significant, durable CASQ2 expression; reduction in ventricular tachycardia in newborn and adult disease model mice IND/CTA planned in 2017 Clear efficacy measures for Phase 1/2 study Orphan Drug Designation granted Potential for expedited development & review Devastating disease, current therapies suboptimal Measurable clinical and QOL benefits to support value story Rare disease drug pricing

Financial Overview

Financial Summary $85M IPO in July 2016 with leading life sciences investors (NASDAQ: BOLD) June 30, 2016 cash balance $60.7M of cash and equivalents, short-term investments and short-term restricted cash at June 30 $75.5M IPO proceeds net of underwriting discounts, commissions and offering costs $136.2M June 30 cash balance plus net IPO proceeds Funded to achieve key development milestones, including: Preliminary data readouts from AT132, AT342 and AT982 Advance AT307 through an IND/CTA filing 2015 YE (Audited) 1Q:16 (Unaudited) 2Q:16 (Unaudited) R&D Expense $20.2M $ 7.9M $11.7M G&A Expense $ 6.5M $ 2.6M $ 2.5M Loss from Operations $(26.7M) $(10.5M) $(14.2M)

Audentes Highlights Focus Expertise Leadership Manufacturing Catalysts Industry-leading AAV gene therapy company Compelling pipeline of rare disease product candidates Internal cGMP manufacturing expected Q4:16 Future capacity expansion to support full commercial production Proven management team with over 100 years of combined rare disease and gene therapy expertise Leading life sciences investors IND/CTAs for 3 programs filed by Q1:17 Preliminary clinical data from 3 programs expected H2:17

September 2016 Corporate Overview NASDAQ: BOLD